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                                                                     EXHIBT 10.8

                               NOTICE OF TRANSFER
                                       AND
                        ADDENDUM TO STANDSTILL AGREEMENT
                            DATED SEPTEMBER 19, 1986
                            AMONG UNIVAR CORPORATION,
              PAKHOED HOLDING N.V., AND PAKHOED INVESTERINGEN B.V.,

As of the date hereof, and solely for the limited purpose set forth herein, the undersigned, acting in his capacity as a duly authorized executive officer of Pakhoed USA, Inc., a Delaware corporation ("USA"), hereby agrees that USA is bound by the terms of the Standstill Agreement dated as of September 19, 1986 (the "Agreement") by and among Univar Corporation, a Delaware corporation ("Univar"), Pakhoed Holding N.V. (renamed Royal Pakhoed N.V.), a Netherlands corporation, and Pakhoed Investeringen B.V., a Netherlands corporation ("Investeringen"), pursuant to Section 3.6 of the Agreement, as a result of the purchase by USA from Investeringen of an amount of shares of Univar common stock which most closely equals Forty Million U.S. Dollars (US$40,000,000). With respect to such shares, USA shall also be entitled to all of the rights that continue to be enjoyed by Investeringen under the Agreement.

Dated:  3 June, 1992

                                PAKHOED USA, INC.

                               /s/ N. J. Westdijk
                               -----------------------------------
                               By: N. J. Westdijk
                               Its:  Chairman and President


Accordingly, notice is hereby given to Univar pursuant to Section 7.7 of the Agreement that said sale by Investeringen to USA has occurred as of the date hereof and that, with respect to the transferred shares, USA is the assignee of the related registration rights granted in Article VII of the Agreement.


                               Addendum Agreed To And Receipt
                               of Notice Acknowledged:

                               Univar Corporation

                               /s/ James L. Fletcher
                               -----------------------------------
                               By: James L. Fletcher
                               Its: Senior Vice President


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